Exhibit 99.1

Contact: Annette Arribas 724.514.1782 annette.arribas@ansys.com

ANSYS & ANSOFT RECEIVE EARLY TERMINATION OF HART-SCOTT-RODINO

ACT WAITING PERIOD FOR PROPOSED MERGER

SOUTHPOINTE, PA – May 2, 2008 (Prime Newswire) - ANSYS, Inc. (NASDAQ: ANSS) today announced that the U.S. Department of Justice and Federal Trade Commission have granted early termination of the Hart-Scott-Rodino (HSR) waiting period for ANSYS’ proposed acquisition of Ansoft Corporation (NASDAQ: ANST). ANSYS currently expects to close the acquisition in the second quarter of 2008.

As previously announced, ANSYS and Ansoft have entered into a definitive merger agreement in which ANSYS will acquire Ansoft for a purchase price of approximately $832 million in a mix of cash and ANSYS common stock. Consummation of the transaction remains subject to customary closing conditions, including the approval of the Ansoft stockholders.

“We are very pleased that we have received notice of early termination and look forward to closing the transaction and implementing our plan,” said Jim Cashman, president and CEO of ANSYS, Inc. “The combination of ANSYS and Ansoft will create substantial benefits for our global customers, employees, partners and stockholders, through continued investment and development of innovative products and services, and our commitment to world-class execution.”

“The ANSYS portfolio of engineering simulation technologies, when combined with Ansoft, will enhance our ability to deliver integration, functionality and interoperability to a broad set of customers and industries.” said Nicholas Csendes, president and chief executive officer of Ansoft.

About ANSYS, Inc.

ANSYS, Inc., founded in 1970, develops and globally markets engineering simulation software and technologies widely used by engineers and designers across a broad spectrum of industries. The Company focuses on the development of open and flexible solutions that enable users to analyze designs directly on the desktop, providing a common platform for fast, efficient and cost-conscious product development, from design concept to final-stage testing and validation. The Company and its global network of channel partners provide sales, support and training for customers. Headquartered in Canonsburg, Pennsylvania U.S.A. with more than 40 strategic sales locations throughout the world, ANSYS, Inc. and its subsidiaries employ approximately 1,400 people and distribute ANSYS products through a network of channel partners in over 40 countries. Visit http://www.ansys.com for more information.

The ANSYS, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4883

About Ansoft Corporation

Ansoft Corporation is a leading developer of high performance EDA software. The software is based on more than twenty-five years of research and development from the world’s leading experts in electromagnetics, circuit, and system simulation. Companies throughout the world rely on Ansoft’s software to achieve first-pass system success when designing mobile communication and internet devices, broadband networking components and systems, integrated circuits (ICs), printed circuit boards (PCBs) and electromechanical systems. Headquartered in Pittsburgh, Pennsylvania, U.S.A., with locations throughout the world, Ansoft and its subsidiaries employ approximately 300 people. Visit http://www.ansoft.com for more information.

The ANSYS, Inc. logo is available at http://www.primenewswire.com/newsroom/prs/?pkgid=4884

Important Additional Information to be Filed with the SEC

In connection with the merger, ANSYS filed with the SEC a registration statement on Form S-4 (Registration No. 333-150435), which includes a preliminary prospectus/proxy statement of ANSYS and Ansoft and other relevant materials in connection with the proposed transactions. This material is not a substitute for the prospectus/proxy statement regarding the proposed transactions. Investors and security holders of ANSYS and Ansoft are urged to read the preliminary prospectus/proxy statement and the other relevant material and the final prospectus/proxy statement and the other relevant material when they become available because they contain important information about ANSYS, Ansoft and the proposed transaction. The prospectus/proxy statement and other relevant materials, and any and all documents filed by ANSYS or Ansoft with the SEC, may be obtained free of charge at the SEC’s web site at www.sec.gov. In addition, investors and security holders may obtain free copies of the documents filed with the SEC by ANSYS by directing a written request to ANSYS, Inc., Southpointe, 275 Technology Drive, Canonsburg, Pennsylvania 15317, Attention: Investor Relations. Investors and security holders may obtain free copies of the documents filed with the SEC by Ansoft by directing a written request to Ansoft Corporation, 225 West Station Square Drive, Suite 200, Pittsburgh, PA 15219, Attention: Investor Relations. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROSPECTUS/PROXY STATEMENT AND THE OTHER RELEVANT MATERIALS BEFORE MAKING ANY VOTING OR INVESTMENT DECISION WITH RESPECT TO THE PROPOSED TRANSACTIONS.

This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Participants in the Solicitation

ANSYS, Ansoft and their respective executive officers, directors and trustees may be deemed to be participants in the solicitation of proxies from the security holders of Ansoft in connection with the merger. Information about the executive officers and directors of ANSYS and their ownership of ANSYS common stock is set forth in the proxy statement for ANSYS’ 2008 Annual Meeting of Stockholders, which was filed with the SEC on April 3, 2008. Information about the executive officers and directors of Ansoft and their ownership of Ansoft common stock is set forth in the proxy statement for Ansoft’s 2007 Annual Meeting of Stockholders, which was filed with the SEC on July 26, 2007. Investors and security holders may obtain additional information regarding the direct and indirect interests of ANSYS, Ansoft and their respective executive officers, directors and trustees in the merger by reading the prospectus/proxy statement referred to above.

Forward Looking Information

Certain statements contained in the press release regarding matters that are not historical facts, including statements regarding the parties’ ability to consummate the proposed transaction and timing thereof, statements regarding the impact of the pending acquisition and implementation plan, statements regarding the benefits to global customers, employees, partners and stockholders, statements regarding continued investment and development of innovative products and services and commitment to world-class execution, statements regarding the effect of combing ANSYS and Ansoft simulation technologies, and statements regarding the combined company’s enhanced ability to deliver integration, functionality and interoperability to a broad set of customers and industries, are “forward-looking” statements (as defined in the Private Securities Litigation Reform Act of 1995). Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. All forward-looking statements in this press release are subject to risks and uncertainties. These include the risk that the acquisition of Ansoft may not be consummated, the risk that the business of ANSYS and Ansoft may not be combined successfully or such combination may take longer or cost more to accomplish than expected, the risk that the pricing of the senior credit facility will be less favorable than ANSYS anticipates, and the risk that operating costs, customer loss and business disruption following the acquisition of Ansoft may be greater than expected. Additional risks include the risk of a general economic downturn in one or more of the combined company’s primary geographic regions, the risk that the assumptions underlying ANSYS’ anticipated revenues and expenditures will change or prove inaccurate, the risk that ANSYS has overestimated its ability to maintain growth and profitability and control costs, uncertainties regarding the demand for the combined company’s products and services in future periods, the risk that ANSYS has overestimated the strength of the demand among its customers for its products, risks of problems arising from customer contract cancellations, uncertainties regarding customer acceptance of new products, the risk that the combined company’s operating results will be adversely affected by possible delays in developing, completing, or shipping new or enhanced products, risks that enhancements to the combined company’s products may not produce anticipated sales, uncertainties regarding fluctuations in quarterly results, including uncertainties regarding the timing of orders from significant customers, and other factors that are detailed from time to time in reports filed by ANSYS, Inc. and Ansoft Corporation with the Securities and Exchange Commission, including the Annual Reports on Form 10-K, the quarterly reports on Form 10-Q, current reports on Form 8-K and other documents ANSYS and Ansoft have filed. ANSYS and Ansoft undertake no obligation to publicly update or revise any forward-looking statements, whether changes occur as a result of new information or future events after the date they were made.

Contact:	ANSYS, Inc.
Annette Arribas
724.514.1782
annette.arribas@ansys.com

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